UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 7, 2020

NORWOOD FINANCIAL CORP

(Exact name of registrant as specified in its charter)

Pennsylvania	0-28364	23-2828306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Main Street, Honesdale, Pennsylvania	18431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (570) 253-1455

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	NWFL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

NORWOOD FINANCIAL CORP

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July 7, 2020, Norwood Financial Corp (the “Registrant”) completed its acquisition of UpState New York Bancorp, Inc. (“UpState”) pursuant to the terms of the Agreement and Plan of Merger, dated January 8, 2020, by and among the Registrant, Wayne Bank, UpState and USNY Bank (the “Merger Agreement”). As of March 31, 2020, UpState had on a consolidated basis total assets of $443.8 million, total deposits of $393.9 million and total shareholders’ equity of $46.5 million.

Pursuant to the terms of the Merger Agreement, UpState was merged with and into the Registrant, with the Registrant as the surviving corporation of the merger (the “Merger”). At the effective time of the Merger, each outstanding share of the common stock of UpState was converted into, at the election of the holder but subject to the limitations and allocation and proration provisions set forth in the Merger Agreement, either $33.33 in cash or 0.9390 of a share of the common stock, par value $0.10 per share (the “Common Stock”) of the Registrant. In addition, under the terms of the Merger Agreement, UpState shareholders will receive an additional $0.67 per share in cash for each share of UpState common stock held. In the aggregate, the merger consideration paid to UpState shareholders will consist of approximately $8,845,198 in cash and 1,865,705 shares of Norwood common stock. Immediately following the Merger, USNY Bank was merged with and into Wayne Bank, a wholly-owned subsidiary of the Registrant, with Wayne Bank as the surviving entity.

The following description of the Merger is qualified in its entirety by reference to the Merger Agreement which is filed as Exhibit 2.1 hereto and is incorporated by reference herein and the Registrant’s press release, dated July 7, 2020, which is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of July 7, 2020, the Registrant appointed Jeffrey S. Gifford and Alexandra K. Nolan as directors of the Registrant. Mr. Gifford was appointed for a term ending at the 2023 annual meeting of shareholders and Ms. Nolan was appointed for a term ending at the 2022 annual meeting of shareholders.

Item 8.01	Other Events.

On July 7, 2020, Norwood Financial Corp (“Norwood”) issued a press release announcing the completion of the acquisition of UpState and the results of elections made by the shareholders of UpState as to the form of consideration to be received in the merger. A copy of the press release is filed herewith as Exhibit 99.1, and is incorporated in its entirety by reference herein.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information.

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

The following exhibits are filed with this report.

Number	Description

2.1	Agreement and Plan of Merger, dated as of January 8, 2020, by and among Norwood Financial Corp, Wayne Bank, UpState New York Bancorp, Inc. and USNY Bank (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on January 9, 2020).

99.1	Press Release dated July 7, 2020.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to Norwood’s and UpState’s beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results or other developments. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward” and other expressions that indicate future events and trends identify forward-looking statements.

We caution that the foregoing list of important factors that may affect future results is not exhaustive. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. The following factors, among others, could cause actual results to differ materially from the anticipated results expressed in the forward-looking statements: the businesses of Norwood and UpState may not be combined successfully, or such combination may take longer than expected; the cost savings from the merger may not be fully realized or may take longer than expected; operating costs, customer loss and business disruption following the merger may be greater than expected; the potential adverse impact the COVID-19 pandemic may have on Norwood’s and UpState’s financial condition and results of operations and the merger; the interest rate environment may further compress margins and adversely affect net interest income; the risks associated with continued diversification of assets and adverse changes to credit quality; and difficulties associated with achieving expected future financial results. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Norwood’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission (the “SEC”) and available at the SEC’s Internet website (www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Norwood or UpState or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, Norwood and UpState do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORWOOD FINANCIAL CORP

Date: July 7, 2020	By:	/s/ Lewis J. Critelli
Lewis J. Critelli President and Chief Executive Officer (Duly Authorized Representative)